September 18, 2023

BNY MELLON FUNDS TRUST
BNY Mellon Income Stock Fund

Supplement to Current Prospectus Offering Class A, C, I and Y Shares

Effective September 29, 2023, the following information supplements the information contained in the section of the fund's Prospectus entitled "Appendix — Sales Charge Reductions and Waivers Available from Certain Financial Intermediaries":

J.P. Morgan Securities LLC

Shareholders purchasing fund shares through a J.P. Morgan Securities LLC brokerage account that makes funds with front-end sales charges available for purchase are eligible only for the following sales charge reductions and waivers, which can differ from the sales charge reductions and waivers described elsewhere in the fund's prospectus or the SAI or through another financial intermediary. In all instances, it is the shareholder's responsibility to inform J.P. Morgan Securities LLC at the time of purchase of any relationship, holdings of BNY Mellon Family of Funds, or other facts qualifying the purchaser for sales charge reductions or waivers.

Front-end sales charge reductions on Class A shares purchased through a J.P. Morgan Securities LLC brokerage account

Shareholders purchasing Class A shares of the fund through an applicable J.P. Morgan Securities LLC brokerage account can reduce their initial sales charge in the following ways:

•	Transaction size breakpoints, as described in the fund's prospectus.
•	Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts as described in the fund's prospectus, will be automatically calculated based on the aggregated holdings of shares of funds in the BNY Mellon Family of Funds held by accounts within the purchaser's household at J.P. Morgan Securities LLC. Eligible funds in the BNY Mellon Family of Funds not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.
•	Letters of intent (LOI), which allows for breakpoint discounts as described in the fund's prospectus, based on anticipated purchases of shares of funds in the BNY Mellon Family of Funds through J.P. Morgan Securities LLC over a 13-month period of time. Eligible funds in the BNY Mellon Family of Funds not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the LOI calculation only if the shareholder notifies their financial advisor about such assets.

Front-end sales charge waivers on Class A shares purchased through a J.P. Morgan Securities LLC brokerage account

Shareholders purchasing Class A shares of the fund through an applicable J.P. Morgan Securities LLC brokerage account may purchase Class A shares at NAV without payment of a sales charge as follows:

•	Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to J.P. Morgan Securities LLC's policies and procedures
•	shares purchased by qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts
•	shares purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts
•	shares purchased through a right of reinstatement, as described in the fund's prospectus (Right of Reinstatement)

•	shares of the fund purchased through reinvestment of dividends and capital gains distributions of the fund (but not of any other fund in the BNY Mellon Family of Funds)
•	shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouses or financial dependents

CDSC waivers on Class A and C shares purchased through a J.P. Morgan Securities LLC brokerage account

The fund's CDSC on Class A and C shares may be waived for shares purchased through an applicable J.P. Morgan Securities LLC brokerage account in the following cases:

•	redemptions made upon the death or disability of the shareholder
•	redemptions made as part of a systematic withdrawal plan as described in the fund's prospectus
•	redemptions of shares purchased in connection with a return of excess contributions from an IRA account
•	redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
•	shares acquired through a Right of Reinstatement (as defined above)

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4029S0923